OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2022
OTHER INCOME, NET
Schedule of other income, net

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB

	(in thousands)
Investment income, net	185,604	487,724	795,804
Government grants	876,255	1,059,907	668,372
Net gain (loss) on disposal of property, plant and equipment and intangible assets	3,548	(467)	653
Others	(9,753)	155,250	103,758
Total	1,055,654	1,702,414	1,568,587